UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 26, 2016

FUTUREWORLD CORP.

(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10901 Roosevelt Blvd, 1000 Saint Petersburg, Florida		33716
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events.

FutureWorld Corp (FWDG), a Cannabis technology incubator & accelerator, provides the following year in review to its shareholders.

Dear Shareholders;

Cannabis industry is the fastest-growing industry in the United States and had its biggest year ever which could grow by another eight states in 2016. The cannabis ballot initiatives could open the door to legalization in more states including Arizona, California, Maine, Massachusetts, Michigan and Nevada in 2016. This rapid growth of the industry is a boom for ancillary products providers such as HempTech, CB Scientific, Bioceutical Sciences, NutraCann Labs and incubators such as FutureWorld Corp (FWDG). A majority of Americans continue to support full legalization, nationally, and by 2016, it's entirely possible that marijuana could be a wedge issue in the presidential election.

On the industrial Hemp side, with the 2014 Agricultural Act (known as the Farm Bill) making year 2014 notable and celebrated, 2015 proved to be a year of record-setting, transformative strides within the industrial hemp industry. Laws governing industrial hemp continued to evolve in more and more states, making Industrial Hemp one of most lucrative opportunities to unfold over the course of the year and beyond.

In short, the Cannabis industry will grow from $1.5 billion in 2014 to an estimated $35 billion in 2020.

Who We Are

FutureWorld focuses on the identification, acquisition, development, and commercialization of cannabis related products and services. As a Cannabis Technology Incubator and Accelerator, FutureWorld will incubate and fund leading technologies, products, and services for Cannabis industry (including Industrial Hemp) combining resources to strengthen the company and the industry.

FutureWorld follows a well-tested business incubation model; the seed fund model. The seed fund model thesis is based on a combination of “high-quality filter” and “broad portfolio” approaches. The high-quality filter attempts to ensure that the very best minds, teams and ideas get into FWDG.  The broad portfolio approach, statistically, discovers a few breakaway companies in order to provide the big returns to investors. So far the Company has funded 6 companies in 2015 and expects to fund more in 2016.

How We Make Money

We make money by exiting our incubated companies through a sale, reverse merger, merger or an IPO. In any case, some or all of the proceeds, whether in stock or cash, will be returned to the shareholders as dividend. For FutureWorld, our main revenue is derived from cash and marketable securities through our exits.

In most cases we own from 19% to 100% of the companies being incubated by FWDG. According GAAP, we would need to consolidate the financials of all the holdings until they are sold or spun off. Products or services revenue generation by our companies is not our business model, as an incubator, but only a successful exit will define our revenue stream.

Our Companies, Past and Future Results

Four areas within the cannabis industry sector with the most accelerated growth for 2016 and beyond includes;

Medicine – Accessories – Testing and Grow Delivery. We have and will use this guide to incubate exciting companies for better ROI. All of our companies fall within 3 of these 4 important areas;

Medicine

  NutraCann Labs - http://nutracann.com

We incubated a distribution company called “NutraCann Labs” in 2015 to sell our designed and manufactured products online and offline.  The distribution company provides sales channels for CB Scientific, Bioceutical Sciences and any other businesses within FWDG universe and beyond. The company has had limited sales so far since we are in the beta stage and going full live in Jan. 2016. We have been experimenting on labeling and branding for new products. We will be introducing a new brand in few days of this press release. We have high hopes for this company. These are the stats on this company;

Founded – April 2015
Investment so far - $150K
Revenue for 2015 – Less than $50K
Achievements – Successfully tested CBD Vape blends, Tinctures and Pills sold on EBay, Amazon and its website. Signed up multiple resellers around the country and in Europe.
Estimated 2016 revenue - $500K to $2M with 100% Q to Q growth
Estimated Exit – Third quarter 2016
Estimated Exit Type – IPO or Merger
Comparable company – Cannavest (CANV), Medical Marijuana (MJNA)
Facebook page: https://www.facebook.com/nutracannlabs

  Bioceutical Sciences

Founded in 2015, this company has the most exciting potentials. We founded this company to get into the pharmaceutical aspect of the cannabis industry in which should be the biggest driver. The company develops, designs and manufactures Pharma grade Nutraceuticals for cancer, Alzheimer and life threatening illnesses for patients by proprietary formulations using cannabinoids derived from Cannabis.  The company will also provide formulations and designs for NutraCann and CB Scientific. The company should go fully live in the beginning 2016. There are major funding requirement for this company which will come from PPM, grants and sales. This is one of most promising of our companies within the FWDG and cannabis universe. These are the stats on this company;

Founded – May 2015
Investment so far - $45K
Revenue since inception – Less than $30K
Achievements – Formulated pre-pharmaceutical and Nutraceutical grade CBD blends, pills and tinctures for NutraCann labs. The company also completed the development of next generations of CB Scientific’s test kits. The company will be filing with FDA and DEA to gain approval to begin testing for therapy on certain illnesses.
Estimated 2016 revenue – Less than $2M
Estimated Exit – Third quarter 2016
Estimated Exit Type – IPO or Merger
Comparable company – Cannabis Sciences (CBIS), Cannabis Sativa (CBDS)
Facebook page: https://www.facebook.com/bioceuticalsciences

  Magic Dragon Brands

Started in September 2015, Magic Dragon Brands is testing formulations for the Hempseed infused energy and chill drinks for the consumers under the brand "Magic Dragon High". Magic Dragon High Brands will initially produce Hempseed and Hemp based CBD infused beverages. According to new market data from Packaged Facts; the energy drinks sector comprises an increasing portion of the non-alcoholic beverage market, and as the sector, has grown 60% from 2008-2012 with a total U.S. sales of more than $12.5 billion in 2012. According to "Energy Drinks & Shots Market Trends in the U.S.", sales of energy drinks will grow to a value of $21.5 billion by 2017, driven by expansion in retail distribution, and strong potential in new product development. Packaged Facts also estimates that convenience stores hold the largest share of market sales (59%), followed by mass merchandisers (13%), supermarkets (10%), club stores/warehouse (5%), and drug stores (2%). In aggregate, all other retailers contribute a significant 11% to market sales. We are expecting to introduce the line shortly with the finalization of the logistics.

Founded – September 2015
Investment so far – Minimal
Revenue since inception – None
Estimated 2016 revenue - Unknown
Estimated Exit – Fourth Q 2016
Estimated Exit Type – Merger or IPO
Comparable company – Rocky Mountain High (RMHB)
Facebook page: https://www.facebook.com/magicdragonhigh

Testing

  CB Scientific - http://www.test4cbd.com/shop/ - http://corp.cbscientific.com/

We started this company in March 2014 to design, develop and manufacture LST (Life Science Tools) for Cannabis and agricultural industry. Our first products were THC and CBD cannabis testing personal kits which won product of the year in 2014. The sales are ramping up and we expect 1000% or more growth in 2016. The company is also in development of other major products for non-cannabis market to be unveiled in 2016. We are in the process of seeking investment for manufacturing, sales and marketing to propel the revenue. The company also has had a major setback with previous employees stealing major contracts causing financial and product roadmap delays. The company has since recouped and expecting profitable 2016. These are the stats on this company;

Founded – April 2014
Investment so far - $350K
Revenue since inception – around $100K
Achievements – developed the only personal test kits in the industry for THC and CBD, won best product award in only three month of development, increased sales from 0 test kits to thousands through multiple sales channels in 2015. Brought to market the only ubiquitous, easy to use, all in one, ISO certified laboratory test kits to the world.
Estimated 2016 revenue - $1M to $3M with 100% Q to Q growth

Estimated Exit – January 2016
Estimated Exit Type – Sale
Comparable company – No direct competitors
Facebook page: https://www.facebook.com/cbscientificinc

Grow Delivery

  HempTech Corp - https://hemptechcorp.com/main/

We started this company in June 2014 to design and develop state-of-the-art automation for grow facilities all across the agricultural industry, including the Cannabis market. In late 2015, the company finished development of its first major product called grow-droid which is plug n play and comes fully automated for growers to grow their cannabis for more yield and profitability. The company has already signed its first exclusive reseller agreement in California, Washington and Oregon and expects sales to start in January 2016.  The company is in the process of signing up a second distributor in the State of Colorado. Arizona, Nevada and Massachusetts will follow soon thereafter. This company will be our biggest driver on revenue and market capitalization in the FWDG universe. The company needs investment for sales and marketing to sign up more resellers and get into more states. The company is in development of non-cannabis farm pods for local urban agriculture. The revenue will mirror in multiples the amount of funding. These are the stats on this company;

Founded – April 2014
Investment so far - $400K in direct investment and $2.5M in indirect investment by a third party
Revenue since inception – None
Achievements – Developed agricultural industry’s only analytical automation with environmental controls. Cannabis industries only plug n play growing kit with complete environmental automations and analytics scalable from 16 plants to thousands, cutting the time to grow from 28 weeks to only 3 weeks. Only company to offer “Profiling” for grow consistency and profitability.
Estimated 2016 revenue - $2M to $4M with 100% Q to Q growth
Estimated Exit – N/A
Estimated Exit Type – Sale
Comparable company – None
Close Comparable – Surna (SRNA), Terra Tech (TRTC)
Facebook page: https://www.facebook.com/hemptechcorp

Exited Companies

  FutureLand Corp - http://futurelandcorp.com/

Founded in September 2014, FutureLand Corp., a Colorado company, is a cannabis and hemp specialty zoned land leasing company formed to capitalize upon the emerging global cannabis market.  FutureLand, focuses on target acquisition, zoning, license fulfillment, site plan preparation and financing of cannabis or hemp grow facilities throughout the United States. We give growers the opportunity to grow. Company monetizes through leasing the land, leasing the structures on the land, financing interest revenue and management fees associated with cultivation centers. FutureLand retains ownership of all the land and the structures. FutureLand leases to both medical marijuana, retail marijuana as well as industrial hemp growers. FutureLand does not currently grow, distribute or sell marijuana. Company has multiple projects across the USA and possible project in Jamaica.

Founded – September 2014
Investment - Less than $110K
Achievements – Purchased 240+ acres of land in southern Colorado that has increased in value by a factor of 10. Signed up two lease agreements on its land and have reached all the way to Jamaica.
Exited – April 2015

Exit Type – Merger
Ticker Symbol - FUTL
Estimated ROI - $10M as of 1/2016 or 10,000%
Facebook page: https://www.facebook.com/futurelandcorp

Audit Concerns & OTCMarkets Yield Sign

FutureWorld is working with a third party to clear up the yield sign on otcmarkets. The yield sign was put in place by otcmarkets due to lack of audited financials which we believe is misunderstanding of the company’s financial obligations as an obligatory 1933 act company. We will resolve the misunderstanding shortly.

Share Price Decline

2015 has been the worst year for most cannabis stocks with an average decline of 60% to 90%, although the industry itself grow exponentially. FutureWorld was not immune to that decline either. For us, our stock price decline was caused not by our business activities but by the industry trends and our debt obligations. Although we cannot effect the industry trends, we are working hard in relieving our debts and use other methods in raising funds. As of this release, we have cut down most of our debts and have initiated equity funding plan through private placements to continue our growth and investments without dilutive funding obligations. In 2016, we should have sufficient marketable securities to become self-sufficient going forward.

Unlike 2015, 2016 will be a great year for the industry due to many factors including corporate and industry maturity and nationwide acceptance of the cannabis industry. FutureWorld will be part of this lifting tides which will lift up companies with the best business models.  As an only public cannabis incubator, our business model will ensure sustainability and profitability for 2016 and beyond.

2016 and Beyond

We have four main objectives in 2016; prove our business model, increase our share price, return more value to our shareholders and invest better in exciting sectors of this growing industry including the ever emergent Hemp market.

About FutureWorld Corp.

FutureWorld (FWDG), a Delaware corporation, is a leading provider of advanced technologies and solutions to the global cannabis industry. FutureWorld, together with its subsidiaries, focuses on the identification, acquisition, development, and commercialization of cannabis related products and services, such as industrial Hemp. FutureWorld, through its subsidiaries, provides personal and professional THC and CBD test kits, pharmaceutical grade CBD oil solutions, SafeVape vaporizers, smart sensor technology, communication network, surveillance security, data analysis for smart cultivation and consultation for the industrial hemp and legal medicinal cannabis. Our wireless agricultural smart sensor networks offer precision to the agriculture, irrigation systems, and greenhouses for the global cannabis and hemp industry. FutureWorld and its subsidiaries do not grow, distribute or sell marijuana.

As the only Cannabis Technology Accelerator, FutureWorld will incubate and fund leading technologies, products, and services for Cannabis industry (Industrial Hemp) for foreseeable future; bringing value to its core and its shareholders.

To request further information about FutureWorld, please email us at info@futureworldcorp.com, log onto our website at http://www.futureworldcorp.com or visit us at our Facebook page facebook.com/futureworldcorp or on Twitter @futureworldinc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  January 26, 2016